JPMORGAN INSURANCE TRUST

JPMorgan Insurance Core Bond Portfolio

JPMorgan Insurance Global Allocation Portfolio

JPMorgan Insurance Income Builder Portfolio

JPMorgan Insurance Mid Cap Value Portfolio

JPMorgan Insurance Small Cap Core Portfolio

JPMorgan Insurance U.S. Equity Portfolio

(All Share Classes)

Supplement dated June 9, 2017

to the Prospectuses dated May 1, 2017, as supplemented

Effective immediately, the section entitled “Additional Fee Waiver and/or Expenses Reimbursement” in the “More About the Portfolio” section of each Portfolio’s prospectus is hereby deleted and replaced with the following paragraph.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Portfolio may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Portfolio’s service providers may discontinue or modify these voluntary actions at any time without notice. In addition, certain affiliates of the Adviser participated in selling variable insurance contracts that included the Portfolio as an investment option to variable insurance contract owners who hold such contracts in retirement plans and/or individual retirement accounts (“covered sales”). The Adviser, Administrator and/or Distributor (as defined in the prospectus) will waive certain fees to which they are otherwise entitled with respect to covered sales in order to avoid potential conflicts of interest that may arise under the United States Department of Labor’s revised regulations defining fiduciary advice. The amount of the covered sales waiver will be based upon fees payable to the Adviser, the Administrator, the Distributor and JPMorgan Chase Bank, N.A., as custodian and fund accounting agent, that the Adviser can attribute to assets in the Portfolio as a result of covered sales (such amounts may be estimated). Performance for the Portfolio reflects (or will reflect) these waivers of fees and/or the reimbursement of expenses, if any. Without these waivers and/or expense reimbursements, performance would have been less favorable.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMIT-617